SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.            Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company held on May 12, 2017, a total of 391,906,226 shares of the Company’s common stock, out of a total of 441,798,677 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders at the Annual Meeting.  Each of the director nominees listed under proposal 1 were elected, and the Company’s stockholders approved each of proposals 2 and 3. With respect to proposal 4, the stockholders recommended that future non-binding advisory votes on executive compensation be conducted annually.  The Company’s stockholders did not approve stockholder proposal 5.

1.              Election to the Company’s Board of Directors of the following nine director nominees:

	Number of	Number of		Broker
Name	Affirmative Votes	Negative Votes	Abstentions	Non-Votes
Bradbury H. Anderson	327,739,246	2,359,155	368,136	61,439,689
Frank M. Clark, Jr.	319,325,544	10,771,884	369,109	61,439,689
James C. Fish, Jr.	326,313,391	2,680,188	1,472,958	61,439,689
Andrés R. Gluski	317,749,572	12,327,958	389,007	61,439,689
Patrick W. Gross	321,790,427	8,297,051	379,059	61,439,689
Victoria M. Holt	326,906,647	3,194,017	365,873	61,439,689
Kathleen M. Mazzarella	327,101,905	3,012,773	351,859	61,439,689
John C. Pope	322,526,756	7,571,656	368,125	61,439,689
Thomas H. Weidemeyer	325,684,580	4,420,964	360,993	61,439,689

2.              Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstentions
387,843,312	3,557,303	505,611

3.              Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2017 proxy statement:

For	Against	Abstentions	Broker Non-Votes
317,758,923	11,608,885	1,098,729	61,439,689

4.              Recommendation, by non-binding vote, of the frequency of future executive compensation votes:

1 Year	2 Years	3 Years	Abstentions
297,165,314	1,244,658	31,409,507	647,058

In light of these results, the Company will follow the Board of Directors’ recommendation to hold the non-binding advisory vote on executive compensation annually until the next stockholder vote on the frequency of such vote.

5.              Stockholder proposal regarding a policy on accelerated vesting of equity awards in the event of a change in control.

For	Against	Abstentions	Broker Non-Votes
113,938,914	214,807,096	1,720,527	61,439,689

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 16, 2017	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President, Chief Legal Officer & Chief Compliance Officer